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                                                                    EXHIBIT 99.1


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CONTACTS:  Media Contact:                   Investor/Financial Analyst Contact:
           Jeff Nessler                     Heidi Reiter
           Internet Security Systems        Internet Security Systems
           404-236-3026                     404-236-4053
           jnessler@iss.net                 hreiter@iss.net

            INTERNET SECURITY SYSTEMS REPORTS FIRST QUARTER RESULTS

                       ~ ALSO PROVIDES UPDATED GUIDANCE ~

         ATLANTA, GA. -- April 20, 2004 -- Internet Security Systems, Inc. (Nasdaq: ISSX), a leading global provider of enterprise security solutions, today announced financial results for the first quarter ended March 31, 2004. Additionally, the Company is providing its business outlook for the second quarter ending June 30, 2004 and updating its outlook for the full year.

REVENUES

         Revenues were $67,064,000 for the first quarter of 2004, a 13% increase compared with first quarter 2003 revenues of $59,453,000.

GAAP EARNINGS

         Reported net income under generally accepted accounting principles
(GAAP) for the first quarter of 2004 was $5,220,000, or $0.10 per diluted share, compared to reported net income of $5,362,000, or $0.11 per diluted share, in the first quarter of 2003.

NON-GAAP EARNINGS

         Non-GAAP net income for the first quarter of 2004 and 2003 excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and acquisition related compensation charges for unvested stock options. Non-GAAP net income for the first quarter of 2004 was $6,351,000 or $0.13 per diluted share, compared to $6,464,000, or $0.13 per diluted share, in the first quarter of 2003.

         "ISS' 10th anniversary is marked by positive first quarter results and growing excitement, anchored in large part by the Proventia(TM) product line introduced a year ago," said Tom Noonan, chairman, president and chief executive officer of Internet Security Systems. "These results are underscored by our ongoing commitment to protect ahead of the threat, concentrating our focus and research on vulnerabilities so that our customers are protected before malicious worms, viruses and other internet threats can compromise their systems. We continue to deliver new products and services that uniquely offer preemptive protection to organizations of all sizes."


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BUSINESS HIGHLIGHTS TO DATE

         During the first quarter, ISS further expanded its family of Proventia Internet security products, broadening its range of offerings to existing and new markets. ISS announced the availability of its Proventia Web Filter, a content filtering solution for Web gateways; Proventia Mail Filter, a mail security solution for e-mail gateways; Proventia intrusion prevention appliances for gigabit bandwidth; and Proventia integrated security appliances designed for the mid-market.

         Proventia Web Filter and Proventia Mail Filter bring Internet Security Systems' sophisticated technology to organizations of all sizes wanting to block spam and unwanted Web content simply and easily. Proventia Web Filter helps businesses improve productivity and enforce Internet usage policies by blocking unwanted Web content. Proventia Mail Filter blocks annoying, unwanted spam to improve productivity and free network resources. Using Proventia Mail Filter, businesses can monitor and control e-mail traffic for the entire organization.

         The Proventia integrated security appliance line was expanded with the Proventia M30, a new security product designed for mid-market businesses that lack dedicated security resources and budget, but want protection from online attacks and productivity losses caused by spam and unwanted Web content. This appliance combines intrusion prevention and detection, firewall, VPN, anti-virus, Web filtering and anti-spam for more complete protection in a single box.

BUSINESS OUTLOOK

         The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release. During the quarter, ISS' corporate representatives may reiterate the company's published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS' Quiet Period for the second quarter, the public can continue to rely on the Business Outlook set forth in this press release as being ISS' current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the Quiet Period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During


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the Quiet Period, the company's press releases and filings with the SEC on
Forms 10-K and 10-Q should be considered historical, speaking as of prior to the Quiet Period only and not subject to update by the company. ISS' Quiet Period at the end of the second quarter is expected to run from June 15, 2004 until financial results are released in July 2004.

         This Business Outlook assumes that the enterprise spending environment for the remainder of 2004 will remain consistent with ISS' current experience during the last two quarters. The mix of sales among product offerings could have a significant impact on future results as certain more recent offerings are primarily subscription-based offerings for which revenue is recognized ratably over the term while expenses associated with such sales are recognized at the time of sale.

         For the year ending December 31, 2004, ISS currently expects to achieve revenues in the range of $275,000,000 to $285,000,000. GAAP net income is expected to be in the range of $0.48 to $0.55 per diluted share. Non-GAAP net income is expected to be in the range of $0.58 to $0.66 per diluted share.

         For the quarter ending June 30, 2004, ISS currently expects to achieve revenues in the range of $66,000,000 to $70,000,000. GAAP net income is expected to be in the range of $0.09 to $0.13 per diluted share. Non-GAAP net income is expected to be in the range of $0.12 to $0.16 per diluted share.

         Non-GAAP net income exclude non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1,200,000 for the quarter ending June 30, 2004 and $4,700,000 for the year ending December 31, 2004. Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the tables contained in the Consolidated Statements of Operations and the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in ISS' Form 8-K filed today with the Securities and Exchange Commission and available through ISS' Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

EARNINGS CONFERENCE CALL

         The Company's conference call regarding this press release is being held April 20, 2004, at 4:30 p.m. Eastern Time and can be accessed as follows:


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DATE/TIME:  Tuesday, April 20, 2004 at 4:30 p.m. Eastern

DIAL IN:    Domestic                     800-599-9795
            International                617-786-2905
            Passcode                     ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net (click on "About ISS" then "Investor Relations") and will remain accessible until May 31, 2004. A rebroadcast of the teleconference will be available through April 27, 2004.

REBROADCAST DIAL IN:       Domestic             888-286-8010
                           International        617-801-6888
                           Passcode             0ISSX (or 04779)

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at 888-901-7477.

ABOUT INTERNET SECURITY SYSTEMS, INC.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for more than 11,000 customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS' X-Force(R) research and development team - the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

                                     # # #

FORWARD-LOOKING STATEMENTS

This press release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements include our Business Outlook and statements regarding new products, products under development and related plans. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS' products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS' ability to develop new and enhanced products; acceptance of new and enhanced products by customers; ISS' ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS' ability to integrate acquisitions or investments; ISS' ability to attract and retain key personnel; reliance on distribution channels through which ISS' products are sold; reliance on contract manufacturers to produce ISS


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appliance products; availability of component parts of appliance products;
changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board; the assertion of infringement claims with respect to ISS' intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including ISS' 2003 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through ISS' Web site at www.iss.net or the Securities and Exchange Commission's Web site at www.sec.gov.

NON-GAAP FINANCIAL MEASURES

ISS believes that Non-GAAP net income, which excludes the after-tax effect of non-cash acquisition related expenses, is an additional meaningful measure of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of Non-GAAP net income and Non-GAAP operating margin provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS historically used the Non-GAAP net income measure to provide its forward-looking business outlook and compare with financial analysts estimates, and uses non-GAAP net income and operating margin measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

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                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED MARCH 31,
                                                                  ----------------------------
                                                                      2004            2003
                                                                  ----------        ----------
Revenues:
   Product licenses and sales                                       $ 28,785        $ 26,264
   Subscriptions                                                      32,842          26,898
   Professional services                                               5,437           6,291
                                                                    --------        --------
                                                                      67,064          59,453

Costs and expenses:
   Cost of revenues:
      Product licenses and sales                                       4,108           1,441
      Subscriptions and professional services                         11,673          12,348
                                                                    --------        --------
   Total cost of revenues                                             15,781          13,789

   Research and development                                           11,251           9,671
   Sales and marketing                                                24,354          21,176
   General and administrative                                          6,251           5,540
   Amortization of intangibles & stock based compensation              1,774           1,404
                                                                    --------        --------
                                                                      59,411          51,580

Operating income                                                       7,653           7,873

Interest income, net                                                     528             643
Minority interest                                                       (127)            (88)
Other income                                                              57              24
Exchange gain                                                             77             244
                                                                    --------        --------
Income before income taxes                                             8,188           8,696
Provision for income taxes                                             2,968           3,334
                                                                    --------        --------
Net income                                                          $  5,220        $  5,362
                                                                    ========        ========

Basic net income per share of Common Stock                          $   0.11        $   0.11
                                                                    ========        ========
Diluted net income per share of Common Stock                        $   0.10        $   0.11
                                                                    ========        ========

Weighted average number of shares:
   Basic                                                              48,646          49,539
                                                                    ========        ========
   Diluted                                                            50,133          49,963
                                                                    ========        ========

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND MARCH 31, 2003:

Operating income                                                                    $  7,653        $  7,873
Add back amortization of intangibles and stock based compensation expense              1,774           1,404
                                                                                    --------        --------
Non-GAAP operating income                                                              9,427           9,277
Other income, net                                                                        535             823
                                                                                    --------        --------
Non-GAAP income before income taxes                                                    9,962          10,100
Provision for income taxes(A)                                                          3,611           3,636
                                                                                    --------        --------
Non-GAAP net income                                                                 $  6,351        $  6,464
                                                                                    ========        ========

Non-GAAP operating margin                                                                 14%             16%
                                                                                    ========        ========
Non-GAAP diluted net income per share of Common Stock                               $   0.13        $   0.13
                                                                                    ========        ========

(A) For the quarter ended March 31, 2004 we used an income tax rate of 36.25% and 36% for the quarter ended March 31, 2003 for the Non-GAAP net income calculation. The effective income tax rate for the year ended March 31, 2004 for GAAP is also approximately 36.25%.


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                         INTERNET SECURITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                         MARCH 31,      DECEMBER 31,
                                                                                           2004              2003
                                                                                         ---------      ------------
                                                    ASSETS

Current assets:
   Cash and cash equivalents                                                             $ 148,397        $ 184,551
   Marketable securities                                                                    62,356           53,630
   Accounts receivable, less allowance for doubtful accounts of $2,924 and
      $2,755 respectively                                                                   65,301           66,588
   Inventory                                                                                 1,168              750
   Prepaid expenses and other current assets                                                 8,382           10,732
                                                                                         ---------        ---------
        Total current assets                                                               285,604          316,251

Property and equipment:
   Computer equipment                                                                       52,483           45,261
   Office furniture and equipment                                                           21,530           21,311
   Leasehold improvements                                                                   21,746           21,674
                                                                                         ---------        ---------
                                                                                            95,759           88,246
   Less accumulated depreciation                                                            55,738           52,427
                                                                                         ---------        ---------
                                                                                            40,021           35,819
Restricted marketable securities                                                            12,760           12,760
Goodwill, less accumulated amortization of $27,381
                                                                                           223,578          201,303
Other intangible assets, less accumulated amortization of $15,243 and $13,499,
respectively                                                                                24,532            9,728
Other assets                                                                                 7,527            5,421
                                                                                         ---------        ---------
        Total assets                                                                     $ 594,022        $ 581,282
                                                                                         =========        =========

                             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                      $   5,654        $   5,145
   Accrued expenses                                                                         24,196           26,092
   Deferred revenues                                                                        69,768           61,129
   Other current liabilities                                                                 1,297               --
                                                                                         ---------        ---------
        Total current liabilities                                                          100,915           92,366

Other non-current liabilities                                                                5,601            2,573

Stockholders' equity:
   Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued
      or outstanding                                                                            --               --
   Common stock; $.001 par value; 120,000,000 shares authorized, 50,241,000
      and 49,841,000 shares issued in 2004 and 2003, respectively                               50               50
   Additional paid-in-capital                                                              482,950          475,062
   Deferred compensation                                                                    (4,687)             (92)
   Accumulated other comprehensive income                                                    6,673            7,452
   Retained earnings                                                                        27,471           22,251
   Less treasury stock, at cost (1,683,000 and 1,310,000 shares, respectively)             (24,951)         (18,380)
                                                                                         ---------        ---------
        Total stockholders' equity                                                         487,506          486,343
                                                                                         ---------        ---------
        Total liabilities and stockholders' equity                                       $ 594,022        $ 581,282
                                                                                         =========        =========


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                         BUSINESS OUTLOOK RECONCILIATION

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

                                                                    Q2 2004 RANGE                      ANNUAL 2004 RANGE
                                                          ---------------------------------------------------------------------
                                                            Low end           Upper end           Low end            Upper end
                                                          ---------------------------------------------------------------------
Expected revenues                                         $ 66,000,000       $ 70,000,000       $275,000,000       $285,000,000
                                                          =====================================================================

Expected GAAP net income per diluted share                $       0.09       $       0.13       $       0.48       $       0.55

Add back per share impact of amortization and stock
   based compensation                                     $       0.03       $       0.03       $       0.10       $       0.11
                                                          ---------------------------------------------------------------------

Expected Non-GAAP net income per diluted share            $       0.12       $       0.16       $       0.58       $       0.66
                                                          =====================================================================